Income Taxes (Note)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 10 INCOME TAXES

The components of International Paper’s earnings from continuing operations before income taxes and equity earnings by taxing jurisdiction were as follows:

In millions	2016	2015	2014
Earnings (loss)
U.S.	$573	$1,147	$565
Non-U.S.	383	119	307
Earnings (loss) from continuing operations before income taxes and equity earnings	$956	$1,266	$872

The provision (benefit) for income taxes (excluding noncontrolling interests) by taxing jurisdiction was as follows:

In millions	2016	2015	2014
Current tax provision (benefit)
U.S. federal	$35	$62	$175
U.S. state and local	—	12	9
Non-U.S.	76	111	74
	$111	$185	$258
Deferred tax provision (benefit)
U.S. federal	$138	$321	$(67)
U.S. state and local	23	30	5
Non-U.S.	(25)	(70)	(73)
	$136	$281	$(135)
Income tax provision (benefit)	$247	$466	$123

The Company’s deferred income tax provision (benefit) includes a $18 million provision, a $3 million provision and a $13 million benefit for 2016, 2015 and 2014, respectively, for the effect of changes in non-U.S. and U.S. state tax rates.

International Paper made income tax payments, net of refunds, of $90 million, $149 million and $172 million in 2016, 2015 and 2014, respectively.

A reconciliation of income tax expense using the statutory U.S. income tax rate compared with the actual income tax provision follows:

In millions	2016	2015	2014
Earnings (loss) from continuing operations before income taxes and equity earnings	$956	$1,266	$872
Statutory U.S. income tax rate	35%	35%	35%
Tax expense (benefit) using statutory U.S. income tax rate	335	443	305
State and local income taxes	15	27	10
Tax rate and permanent differences on non-U.S. earnings	(27)	(44)	(72)
Net U.S. tax on non-U.S. dividends	21	12	16
Tax benefit on manufacturing activities	(12)	(14)	(46)
Non-deductible business expenses	9	8	7
Non-deductible impairments	—	109	35
Sale of non-strategic assets	12	(61)	—
Tax audits	(14)	—	—
Subsidiary liquidation	(63)	—	(85)
Retirement plan dividends	(6)	(5)	(5)
Tax credits	(28)	(15)	(34)
Other, net	5	6	(8)
Income tax provision (benefit)	$247	$466	$123
Effective income tax rate	26%	37%	14%

The tax effects of significant temporary differences, representing deferred income tax assets and liabilities at December 31, 2016 and 2015, were as follows:

In millions	2016	2015
Deferred income tax assets:
Postretirement benefit accruals	$165	$172
Pension obligations	1,344	1,403
Alternative minimum and other tax credits	270	283
Net operating and capital loss carryforwards	662	732
Compensation reserves	257	265
Other	251	244
Gross deferred income tax assets	2,949	3,099
Less: valuation allowance	(403)	(430)
Net deferred income tax asset	$2,546	$2,669
Deferred income tax liabilities:
Intangibles	$(231)	$(271)
Plants, properties and equipment	(2,828)	(2,727)
Forestlands, related installment sales, and investment in subsidiary	(2,260)	(2,253)
Gross deferred income tax liabilities	$(5,319)	$(5,251)
Net deferred income tax liability	$(2,773)	$(2,582)

Deferred income tax assets and liabilities are recorded in the accompanying consolidated balance sheet under the captions Deferred charges and other assets and Deferred income taxes. There is a decrease in net deferred income tax assets principally relating to the tax impact of changes in qualified pension liabilities and the utilization of tax credits and net operating loss carryforwards. There is a decrease in Deferred tax liabilities increased primarily due to tax greater than book depreciation, changes in qualified pension liabilities and the utilization of tax credits and net operating loss carryforwards. Of the $2.3 billion forestlands, related installment sales, and investment in subsidiary deferred tax liability, $1.4 billion is attributable to an investment in subsidiary and relates to a 2006 International Paper installment sale of forestlands and $831 million is attributable to a 2007 Temple-Inland installment sale of forestlands (see Note 12). Certain tax attributes reflected on our tax returns as filed differ from those reflected in the deferred income tax accounts due to uncertain tax benefits.

The valuation allowance for deferred income tax assets as of December 31, 2016, 2015 and 2014 was $403 million, $430 million and $415 million, respectively. The net change in the total valuation allowance for the years ended December 31, 2016 and 2015 was a decrease of $27 million and an increase of $15 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2016, 2015 and 2014 is as follows:

In millions	2016	2015	2014
Balance at January 1	$(150)	$(158)	$(161)
(Additions) reductions based on tax positions related to current year	(4)	(6)	(15)
Additions for tax positions of prior years	(3)	(6)	(1)
Reductions for tax positions of prior years	33	7	9
Settlements	19	2	—
Expiration of statutes of limitations	5	4	2
Currency translation adjustment	2	7	8
Balance at December 31	$(98)	$(150)	$(158)

Included in the balance at December 31, 2016, 2015 and 2014 are $0 million, $1 million and $1 million, respectively, for tax positions for which the ultimate benefits are highly certain, but for which there is uncertainty about the timing of such benefits. However, except for the possible effect of any penalties, any disallowance that would change the timing of these benefits would not affect the annual effective tax rate, but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company accrues interest on unrecognized tax benefits as a component of interest expense. Penalties, if incurred, are recognized as a component of income tax expense. The Company had approximately $22 million and $34 million accrued for the payment of estimated interest and penalties associated with unrecognized tax benefits at December 31, 2016 and 2015, respectively.

The major jurisdictions where the Company files income tax returns are the United States, Brazil, France, Poland and Russia. Generally, tax years 2003 through 2015 remain open and subject to examination by the relevant tax authorities. The Company is typically engaged in various tax examinations at any given time, both in the United States and overseas. Pending audit settlements and the expiration of statute of limitations could reduce the uncertain tax positions by $5 million during the next twelve months. While the Company believes that it is adequately accrued for possible audit adjustments, the final resolution of these examinations cannot be determined at this time and could result in final settlements that differ from current estimates.

Included in the Company’s 2016, 2015 and 2014 income tax provision (benefit) are $(74) million, $(121) million and $(453) million, respectively, related to special items. The components of the net provisions related to special items were as follows:

In millions	2016	2015	2014
Special items	$(51)	$(84)	$(372)
Tax-related adjustments:
Return to accrual	23	23	—
Internal restructurings	(63)	(62)	(90)
Settlement of tax audits and legislative changes	(14)	—	10
Tax rate changes	23	—	—
Other tax adjustments	8	2	(1)
Income tax provision (benefit) related to special items	$(74)	$(121)	$(453)

The following details the scheduled expiration dates of the Company’s net operating loss and income tax credit carryforwards:

In millions	2017 Through 2026	2027 Through 2036	Indefinite	Total
U.S. federal and non-U.S. NOLs	$67	$9	$455	$531
State taxing jurisdiction NOLs	139	52	—	191
U.S. federal, non- U.S. and state tax credit carryforwards	176	21	183	380
U.S. federal and state capital loss carryforwards	22	—	—	22
Total	$404	$82	$638	$1,124

Deferred income taxes are not provided for temporary differences of approximately $5.9 billion, $5.7 billion and $5.2 billion as of December 31, 2016, 2015 and 2014, respectively, representing earnings of non-U.S. subsidiaries intended to be permanently reinvested. Computation of the potential deferred tax liability associated with these undistributed earnings and other basis differences is not practicable.